UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 14, 2009

(Date of Earliest Event Reported)

1st Pacific Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	001-33890	20-5738252
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of Incorporation)	Number)	Identification No.)

9333 Genesee Avenue, Suite 300, San Diego, California 92121

(Address of principal executive offices)

(858) 875-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.02.                                          Termination of a Material Definitive Agreement.

Please see the discussion in Item 5.02 below regarding the termination of the Employment Agreement dated December 21, 2007, between 1st Pacific Bancorp (the “Company”), the Company’s wholly-owned subsidiary, 1st Pacific Bank of California (the “Bank”), and Richard H. Revier (the “Employment Agreement”).  The Employment Agreement is described in the section entitled “EXECUTIVE COMPENSATION — Employment Agreements - Employment Agreements with Mr. Burgess, Mr. Revier and Mr. Prosi” of the Company’s Amendment No. 1 to its Annual Report on Form 10-K filed April 29, 2009, and in the Company’s Current Report on Form 8-K filed on December 28, 2007.  A copy of the Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 28, 2007, and is incorporated herein by reference.

Item 5.02.                                          Departure of Directors or Other Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2009, Mr. Revier informed the Company and the Bank that Effective October 16, 2009, he was resigning his position as Executive Vice President and Chief Credit Officer of the Company and the Bank for personal and professional reasons and that his Employment Agreement would terminate as of the same date.  Both Mr. Revier’s resignation and termination of this Employment Agreement became effective on October 16, 2009.

No material early termination penalties were incurred by the Company or Bank in connection with Mr. Revier’s termination of the Employment Agreement.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward-looking statements include, but are not limited to, the effect of interest rate and currency exchange fluctuations; competition in the financial services market for both deposits and loans; the ability to efficiently incorporate acquisitions into current operations; the ability of the two institutions to increase their customer bases; the effect of regulatory and legislative action; regional and general economic conditions; and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in 1st Pacific Bancorp’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. 1st Pacific Bancorp assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st Pacific Bancorp

Date: October 19, 2009	By:	/s/ James H. Burgess
James H. Burgess
Executive Vice President
Chief Financial Officer
Principal Accounting Officer